Exhibit 99.1

Cascade Funding, LP – Series 12
CFMT 2024-R1
Due Diligence Review

September 24, 2024

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2024 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Cascade Funding, LP – Series 12, CFMT 2024-R1 Due Diligence
DESCRIPTION OF SERVICES
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review (the “Review”). All of the mortgage loans, which were originated by multiple parties, were purchased by Cascade Funding, LP – Series 12 (“Client”), in multiple transactions and were reviewed by AMC on behalf of the Client. The scope of the third-party due diligence performed was at the direction of the Client. The mortgage loans were reviewed via files imaged and provided to AMC by the Client, a Selling Party or their designees for review.

(2) Sample size of the assets reviewed.
The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans were eliminated from the original securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

◾	“Credit, Compliance and Valuation Review”:	281 mortgage loans
◾	“Compliance and TRID Review”:	397 mortgage loans
◾	“Compliance Review”:	361 mortgage loans
◾	“Leases Review”:	1 mortgage loan
◾	“Data Integrity Review”:	1,040 mortgage loans
◾	“Payment History Review”:	1,040 mortgage loans

(3) Determination of the sample size and computation.
Not applicable.

(4) Quality or integrity of information or data about the assets: review and methodology.

Data Integrity Review: AMC performed a review utilizing information collected during the Review and comparing such information against the securitization data tape. This comparison included 33 fields as listed below. Additional detail is contained in the Data Integrity Review Summary below.

# of Units	Interest Rate Initial Cap	Original Loan Amount
Amortization Type	Interest Rate Life Floor	Original LTV
Appraised Value	Interest Rate Life Max	Original P&I
Borrower Qualifying FICO	Interest Rate Periodic Cap	Payment Change Frequency
City	Investor: Qualifying Total Debt Ratio	PMI Company
Creditor Application Date	Margin	PMI Coverage %
Doc Type	Maturity Date	Property Type
First Payment Date	Note Date	Purpose
Interest Only	Occupancy	State
Interest Only Period	Original CLTV	Street
Interest Rate Change Frequency	Original Interest Rate	Zip

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Performed for the mortgage loans in the “Credit, Compliance and Valuation Review” and “Leases Review”.

(6) Value of collateral securing the assets: review and methodology.

Performed for the mortgage loans in the “Credit, Compliance and Valuation Review” and “Leases Review”.

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(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Performed for the mortgage loans in the “Credit, Compliance and Valuation Review”, “Compliance and TRID Review” and “Compliance Review”

Credit, Compliance and Valuation Review (281 Mortgage Loans):

Credit Review
Please be advised that SitusAMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by SitusAMC are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which SitusAMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, SitusAMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the SFA TRID Compliance Review Scope (“TRID Grid 3.0”), formerly referenced as the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association, “SFA”, (fka Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope"), (fka the "SFIG Compliance Review Scope"), and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. SitusAMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. SitusAMC reserves the right to continue to obtain such updated interpretations, as necessary, as additional guidance becomes available, SFA updates, as well as to any future rulemaking. While SitusAMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in the Review, and the findings set forth in any report prepared by SitusAMC does not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC. Information contained in any SitusAMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged SitusAMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by SitusAMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC

SitusAMC will review “recent originations”, defined as loans with the first payment due date less than twenty-four (24) months prior to the loan review date, or seasoned loans when the client elects the full credit/compliance review scope option, based on the below review scope.  SitusAMC will review each residential mortgage loan to determine, as applicable, and to the extent possible and subject to the caveats below, whether the mortgage loan complies with each of the laws, rules and regulations specified below, in each case as the same may be amended, supplemented, replaced or otherwise modified from time to time pursuant to applicable law:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

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a)	Rescission (§1026.23; §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	failure to provide the correct form of right of rescission notice;
iv)	failure to provide the three (3) specific business day rescission period;
v)	missing or incorrect rescission expiration date on rescission notice;
vi)	“I wish to cancel” section of rescission notice is signed by borrower;
vii)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

viii)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015 or loans not otherwise subject to TRID:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Home Equity Disclosures (§§1026.6, 40 as applicable)
i)	Failure to provide the applicable home equity initial and account opening disclosures
ii)	Failure to provide the applicable home equity initial and account opening disclosures timely
d)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
e)	High-cost Mortgage (§§1026.31, 32,and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	if requested by the client, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
h)	Homeownership counseling (§1026.36(k)):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36(h)):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36(i)):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):
i)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

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(II) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for covered mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for loans with an application date on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) general business days of application;
iii)
confirm the initial LE was delivered or placed in the mail not later than seven (7) specific business days prior to consummation of the transaction, or such period was waived due to a bona fide personal financial emergency;

iv)
Confirm that each revised disclosure reflecting fee increases that are utilized to reset fee baselines for fee tolerance testing are based on a valid change of circumstance and that Seller has receiveded documentation demonstrating compliance with 1026.19(e) including evidence that the revised disclosure was provided timely within three (3) general business days of the changed circumstance.  Documentation of valid changed circumstance may include, but is not limited to: change circumstance cover letter, screen shots from origination systems, changed circumstance logs, rate lock agreements and payoff statements.  Documentation must include sufficient detail to identify the change or reason for revision, how it affected the settlement costs, and the date of the change or receipt of information sufficient to establish that one of the reasons for revision applies.  Only fee increases related to and supported by a valid changed circumstance disclosed timely are re-baselined.

v)	confirm borrower received LE not later than four (4) specific business days prior to consummation;
vi)	confirm LE was not provided to the borrower on or after the date of the CD; and
vii)
capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services).  Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.

b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for loans with an application date on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) specific business days prior to consummation, or that such period was waived due to a bona fide personal financial emergency;
iii)
confirm that certain sections of each CD, as determined by the SFA Compliance Review Scope, were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)
confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate, and the requisite additional three specific business day waiting period was provided as applicable;

v)	identify fee tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, interim CD’s, and reflected on the final CD;
vi)
with respect to fee tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)
with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with the SFA Compliance Review Scope methodology  (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

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(III) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.); the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and the U.S. Department of Agriculture (7 CFR Part 3555);

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)); and
e)	Prepayment penalty restrictions (12 C.F.R. 1026.43(g)).

SitusAMC will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). SitusAMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, SitusAMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, SitusAMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file:

(i)	the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature, negative amortization, or loan term exceeding 30 years),
(ii)	the “points and fees” exceed the applicable QM threshold,
(iii)	the monthly payment was calculated appropriately,
(iv)	the creditor considered and verified income or assets at or before consummation,
(v)	the creditor appropriately considered debt obligations, alimony and child support, and
(vi)	based on the application date, defined in accordance with 1026.2(a)(3)(ii), and the loan designation provided on the subject loan:
1.	Temporary QM (Agency/GSE Salable) – Loans submitted with a loan designation of Temporary SHQM (GSE/Agency Eligible) or Temporary HPQM (GSE/Agency Eligible)
a.	If loan application date is prior to 7/1/2021 or loan was purchased/securitized on or before 8/31/21, the loan will be evaluated to confirm it is salable to the GSEs.
b.
If loan application date is on or after 7/1/2021 or loan was purchased/securitized after 8/31/21 - an exception indicating loan is not eligible to be GSE Temp QM will  be cited based on the GSE requirement for loan applications on or after 7/1/2021 to meet General QM (APOR) pricing based criteria to be salable,

2.	QM Based on Appendix Q – Loans submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q)
a.	If the loan application date is prior to 3/1/2021 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)
b.
If the loan application date is on or after 3/1/2021, but before 10/1/2022 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)

3.
QM Based on APOR (Pricing-Based) – Loans with an application date on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), the QM considerations will be based on whether the APR exceeds the average prime offer rate by 2.25 or more percentage points (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the creditor’s guidelines without a documented exception and compensating factors.

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QM loans with application dates on or after 10/1/22 are required to be either Safe Harbor QM (APOR) or Higher Priced QM (APOR)

Verification Safe Harbor

Pursuant to the November 2021 SFA TPR Scope of Review for Verification Safe Harbor under General QM Rule (https://structuredfinance.org/wp-content/uploads/2021/11/SFA-TPR-Scope-of-Review-for-QM-VSH-Scope-of-Review-FINAL.pdf) SitusAMC has adopted the following approach with respect to Verification Safe Harbor:

VSH Indicator – For loans originated under the new General QM (APOR) pricing-based threshold, the lender will be required to document the Verification Safe Harbor (VSH) indicator.  SitusAMC will capture, but will not verify the VSH indicator.  If the lender does not provide a VSH indicator, the VSH for the loan will be identified as “Not Stated”.

VSH Indicator Discrepancy – Optional add-on service for loans submitted with a VSH Indicator of “Yes” (loan meets VSH).  If a loan was submitted indicating VSH is met, client has the option to have SitusAMC review documentation in file and identify variances between documentation in file and guidelines used that could be indicative of an inaccurate VSH indicator.  For all options below, the VSH indicator and determination method will be provided by the lender (within loan images, on the data tape, deal notes, or as part of the loan program/guidelines to which loans are originated).  SitusAMC’s evaluation will be limited to review of the documents against the guidelines used and identified by the lender to meet VSH.  Review and verification that guidelines used meet VSH requirements under the regulation (particularly for options 2 and 3 where guidelines used are not one of those explicitly enumerated in the regulation) are outside of SitusAMC’s scope.  Lender is responsible for affirming guidelines used meet VSH standard requirements:

•	Option 1: VSH via reference to guidelines explicitly enumerated in the regulation (June 2020 GSE Guides)
o	Lender identifies that loan utilizes one of the GSE June 2020 guidelines specified in the regulation to meet VSH
o
For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender.  If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

o	AUS adherence will not be used to evaluate the VSH indicator.
•	Option 2: VSH via reference to subsequent versions of GSE Guides affirmed to be “substantially similar” to guides explicitly enumerated in the regulation
o	Lender identifies (source and publication date) and provides a set of GSE guides (other than one of the June 2020 guidelines specified in the regulation) utilized to meet VSH
o
Lender provides affirmation that guides used meet VSH requirements as revised version complies with verification standards or is substantially similar to the guides enumerated in the regulation commentary under 1026.43(e)

o
The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator.  SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are “substantially similar” to the explicitly enumerated underwriting guidelines.

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o
For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender.  If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

o	AUS adherence will not be used to evaluate the VSH indicator
•	Option 3: VSH via proprietary guides
o	Lender identifies and provides a set of proprietary (non-GSE guides) underwriting guides utilized to meet VSH
o	Lender provides worksheet/AUS connecting the loan level review components to enumerated guides
o	Lender provides affirmation that guides used meet VSH requirements as guides comply with verification standards in the guides enumerated in the regulation commentary under 1026.43(e)
o
The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator.  SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are in line with the standards in the enumerated underwriting guidelines.

o
For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender.  If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

o	AUS adherence will not be used to evaluate the VSH indicator

The lender must also maintain policies and procedures to meet the requirement under the new General QM (APOR) rule.  Review of policies and procedures and comparison of guides utilized to explicitly enumerated guides are outside of SitusAMC’s review scope.

VSH Reporting – SitusAMC will include the following in securitization reports:

•	The lender/seller’s VSH Indicator;
•	Whether SitusAMC evaluated the VSH indicator provided by the lender/seller;
•	Which of the above 3 options was employed to evaluate the VSH indicator;
•	Whether SitusAMC identified a variance to indicator based on due diligence review; and
•	Whether loan met VSH based on option selected

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule (effective January 10, 2014), SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) and (vi)-1 as outlined above. In addition, SitusAMC reviews the Automated Underwriting System output within the mortgage loan file to confirm agency eligibility.

For each conventional QM designated mortgage loan that satisfied the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.) and the U.S. Department of Agriculture (7 CFR Part 3555).

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Cascade Funding, LP – Series 12, CFMT 2024-R1 Due Diligence
For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM (for loans that comply with general (ATR) or ATR Fail (for loans that do not meet general ATR requirements).  See below for more details on general ability to repay testing.

General Ability to Repay
For non-QM loans (loans that do not meet QM criteria or submitted by loan originator with a loan designation of non-QM), SitusAMC reviews the mortgage loan to the creditor’s guidelines to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:
(i)	the consumer's current or reasonably expected income or assets;
(ii)	if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status);
(iii)	the consumer's monthly payment;
(iv)	the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made;
(v)	the consumer's monthly payment for mortgage-related obligations;
(vi)	the consumer's current debt obligations, alimony, and child support;
(vii)	the consumer's monthly debt-to-income ratio or residual income; and
(viii)	the consumer's credit history.

This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay. SitusAMC makes no representation or warranty surrounding the sufficiency of the client or creditor’s guidelines as it relates to ATR requirements.

SitusAMC reviews mortgage loans to determine their conformity with the ATR/QM factors as outlined above, but does not render an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). SitusAMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all the factors and/or criteria that Authorities may consider in determining whether the creditor adequately demonstrated compliance with the ATR requirements under the rule. SitusAMC’s review is based on information contained in the mortgage loan file at the time it is provided to SitusAMC for review, and only reflects information as of that point in time.

(IV) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(V) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(VI) Federal and state specific prepayment penalty provisions.

(VII) Federal and state specific late charges in states with assignee liability.

The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

(VIII) FIRREA Review.

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Cascade Funding, LP – Series 12, CFMT 2024-R1 Due Diligence
SitusAMC will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, SitusAMC will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, SitusAMC will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

As part of the portion of the Review described in this section, SitusAMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) Document Review.

SitusAMC will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:

◾	Initial application (1003);
◾	Underwriting summary/loan approval (1008);
◾	Credit report;
◾	Income and employment documentation;
◾	Asset documentation;
◾	Sales contract;
◾	Hazard and/or flood insurance policies;
◾	Copy of note for any junior liens;
◾	Appraisal;
◾	Title/Preliminary Title;
◾	Final 1003;
◾	Changed circumstance documentation;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Note;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	Subordination Agreement;
◾	Notice of Special Flood Hazards;
◾	Initial and final GFE’s;
◾	HUD/Closing Disclosure from sale of previous residence;
◾	Final HUD-1;
◾	Initial TIL;
◾	Final TIL;
◾	Loan Estimates;
◾	Closing Disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

Credit Review
SitusAMC will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to SitusAMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, SitusAMC will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

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Credit Report: SitusAMC’s review will determine whether an applicable credit history as required by the guidelines and Appendix Q or ATR is present.  If a credit report is required by the guidelines, the review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, SitusAMC will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: SitusAMC will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and, where possible, was not fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.

Asset Review: SitusAMC will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, SitusAMC will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: SitusAMC will review the insurance present on the mortgage loan. During this review, SitusAMC will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone according to the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, SitusAMC will verify that DU findings included an approved/eligible decision as required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: SitusAMC will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: SitusAMC will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: SitusAMC will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, SitusAMC will condition the mortgage loan for the missing fraud report product. Fraud reports dated after the date of loan origination will be disregarded and noted as missing.

If a report was present, SitusAMC will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history,

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(iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, SitusAMC will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: SitusAMC will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone classified as IA (Individual Assistance) or IH (Individual and Household Assistance) post origination.

Valuation Review
SitusAMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. SitusAMC’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, SitusAMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of SitusAMC’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

If more than one valuation was provided, SitusAMC will confirm consistency among the valuation products. If there are discrepancies that could not be resolved, SitusAMC will create an exception and work with the client on the next steps, which may include ordering of additional valuation products such as AVM’s, collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in SitusAMC’s review result in a variance of more than 10%, then the client will be notified of such variance.

Notwithstanding the enumerated review scope referenced above, SitusAMC continues to work with the Rating Agencies and industry associations like SFA to identify alternative scopes that may be available for client consideration and utilization in the future.

Compliance and TRID Review (397 Mortgage loans):

Please be advised that SitusAMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by SitusAMC are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which SitusAMC is relying in reaching such findings.

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With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, SitusAMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the SFA TRID Compliance Review Scope (“TRID Grid 3.0”), formerly referenced as the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association, “SFA”, (fka Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope"), (fka the "SFIG Compliance Review Scope"), and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. SitusAMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. SitusAMC reserves the right to continue to obtain such updated interpretations, as necessary, as additional guidance becomes available, SFA updates, as well as to any future rulemaking. While SitusAMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in the Review, and the findings set forth in any report prepared by SitusAMC does not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC. Information contained in any SitusAMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged SitusAMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by SitusAMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC

SitusAMC will review loans based on the below review scope. SitusAMC will review each residential mortgage loan to determine, as applicable, and to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

l)	Rescission (§1026.23; §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	failure to provide the correct form of right of rescission notice;
iv)	failure to provide the three (3) specific business day rescission period;
v)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vi)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

m)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015 or loans not otherwise subject to TRID:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

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iv)	timing of initial and re-disclosed TIL(s).
n)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
o)	High-cost Mortgage (§§1026.31, 32,and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
p)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
q)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):
iv)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
v)	review relevant document to determine if there was dual compensation; and
vi)	if requested by the client, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
r)	Homeownership counseling (§1026.36(k)):
ii)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
s)	Mandatory Arbitration Clauses (§1026.36(h)):
ii)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
t)	Prohibition on Financing Credit Insurance (§1026.36(i)):
ii)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
u)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):
iii)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

iv)	verify the data against the NMLSR database, as available.

(II) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for covered mortgage loans with application dates on or after October 3, 2015):

c)	Loan Estimate (LE) (§§1026.19 and 37):
viii)	confirm the presence of LE for loans with an application date on or after October 3, 2015;
ix)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) general business days of application;
x)
confirm the initial LE was delivered or placed in the mail not later than seven (7) specific business days prior to consummation of the transaction, or such period was waived due to a bona fide personal financial emergency;

xi)
Confirm that each revised disclosure reflecting fee increases that are utilized to reset fee baselines based on a valid change of circumstance is accompanied by valid written documentation explaining the reason for redisclosure and was timely provided within 3 business days of the change;

xii)	confirm borrower received LE not later than four (4) specific business days prior to consummation; and
xiii)	confirm LE was not provided to the borrower on or after the date of the CD; and
d)	Closing Disclosure (CD) (§§1026.19 and 38):
viii)	confirm the presence of CD for loans with an application date on or after October 3, 2015;
ix)	confirm the borrower received CD at least three (3) specific business days prior to consummation, or that such period was waived due to a bona fide personal financial emergency;
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x)
confirm that certain sections of each CD, as determined by the SFA Compliance Review Scope, were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

xi)
confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate, and the requisite additional three specific business day waiting period was provided as applicable;

xii)	identify fee tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, interim CD’s, and reflected on the final CD;
xiii)
with respect to fee tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

xiv)
with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with the SFA Compliance Review Scope methodology  (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

(III) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(V) Federal and state specific prepayment penalty provisions.

(VI) Federal and state specific late charges in states with assignee liability.

The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

As part of the portion of the Review described in this section, SitusAMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) Document Review.

SitusAMC will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:

◾	Initial application (1003);
◾	Underwriting summary/loan approval (1008);
◾	Sales contract;
◾	Copy of note for any junior liens;
◾	Appraisal;
◾	Title/Preliminary Title;
◾	Final 1003;
◾	Changed circumstance documentation;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Note;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;

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◾	Subordination Agreement;
◾	Initial and final GFE’s;
◾	HUD/Closing Disclosure from sale of previous residence;
◾	Final HUD-1;
◾	Initial TIL;
◾	Final TIL;
◾	Loan Estimates;
◾	Closing Disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.
◾
EXCLUDED from the Review
Client has requested and SitusAMC has agreed that the review scope will not include a review of the applicable mortgage loans for compliance with the ATR and QM rule requirements. The specific testing that will not be included is reference below:

Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) Amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R.1026.43c));
b.	Refinancing of non-standard mortgages (12 C.F.R.1026.43(d));
c.
Qualified Mortgages (QM) (12. C.F.R.1016.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F. R. Part 36 et seq.);

d.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43 (f)); and
e.	Prepayment penalty restrictions (12 C.F.R. 1026.43 (g)).

Credit Review
SitusAMC did not review the loans to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including as applicable, the Ability to Repay and Qualified Mortgage requirements.

Compliance Review (361 Mortgage Loans):

Please be advised that SitusAMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by SitusAMC are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which SitusAMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, SitusAMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the SFA TRID Compliance Review Scope (“TRID Grid 3.0”), formerly referenced as the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association, “SFA”, (fka Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope"), (fka the "SFIG Compliance Review Scope"), and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. SitusAMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. SitusAMC reserves the right to continue to obtain such updated interpretations, as necessary, as additional guidance becomes available, SFA updates, as well as to any future rulemaking. While SitusAMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in the Review, and the findings set forth in any report prepared by SitusAMC does not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC. Information contained in any SitusAMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged SitusAMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by SitusAMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SitusAMC will review loans based on the below review scope. SitusAMC will review each residential mortgage loan to determine, as applicable, and to the extent possible and subject to the caveats below, whether the mortgage loan complies with each of the laws, rules and regulations specified below, in each case as the same may be amended, supplemented, replaced or otherwise modified from time to time pursuant to applicable law:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23; §1026.15):
i.	failure to provide the right of rescission notice;
ii.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii.	failure to provide the correct form of right of rescission notice;
iv.	failure to provide the three (3) specific business day rescission period;
v.	missing or incorrect rescission expiration date on rescission notice;
vi.	“I wish to cancel” section of rescission notice is signed by borrower;
vii.
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

viii.
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015 or loans not otherwise subject to TRID:
i.	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii.	proper execution by all required parties;
iii.	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv.	timing of initial and re-disclosed TIL(s).
c)	Home Equity Disclosures (§§1026.6, 40 as applicable)
i.	failure to provide the applicable home equity initial and account opening disclosures
ii.	failure to provide the applicable home equity initial and account opening disclosures timely
d)	Tolerances (§§1026.18, 22 and 23):
i.	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii.	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
e)	High-cost Mortgage (§§1026.31, 32 and 34):
i.	points and fees threshold test;
ii.	APR threshold test;
iii.	prepayment penalty threshold test; and
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iv.	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i.	APR threshold test; and
ii.	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):
i.	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii.	review relevant document to determine if there was dual compensation; and
iii.	if requested by the client, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
h)	Homeownership counseling (§1026.36(k)):
i.	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36(h)):
ii.	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36(i)):
i.	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):
i.
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii.	verify the data against the NMLSR database, as available.

(II) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(III) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(IV) Federal and state specific prepayment penalty provisions.

(V) Federal and state specific late charges in states with assignee liability.

The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

As part of the portion of the Review described in this section, SitusAMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(VI) Document Review.

SitusAMC will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:

◾	Initial application (1003);
◾	Underwriting summary/loan approval (1008);
◾	Sales contract;
◾	Copy of note for any junior liens;
◾	Appraisal;
◾	Title/Preliminary Title;

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Cascade Funding, LP – Series 12, CFMT 2024-R1 Due Diligence
◾	Final 1003;
◾	Changed circumstance documentation;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Note;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	Subordination Agreement;
◾	Initial and final GFE’s;
◾	HUD/Closing Disclosure from sale of previous residence;
◾	Final HUD-1;
◾	Initial TIL;
◾	Final TIL;
◾	Loan Estimates;
◾	Closing Disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

Leases Review (1 Mortgage Loan):

Document Review For each Loan, AMC reviewed the Loan File and verified whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

Credit Review The credit review focused on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC verified whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC verified (a) whether a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC verified the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC determined whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios were calculated but instead a “Property DTI” were calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

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Cascade Funding, LP – Series 12, CFMT 2024-R1 Due Diligence
Valuation Review: AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying that the appraisal report was  (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC (i) reviewed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC assessed whether the asset documentation required by the guidelines is present in the file. AMC verified that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC (a) looked for the presence of rent loss insurance as required by the guidelines, (b) verified that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirmed that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirmed that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC verified whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC also reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC reviewed for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information was reported to Client. In addition, AMC looked for an independent, third-party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

(8) Other: review and methodology

Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 24 month look back for each mortgage loan within the payment history random sample population.

(9) Disclaimer.
Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDING S & CONCLUSIONS OF REVIEW
The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”) and Fitch Ratings, Inc. (“Fitch”).

CREDIT REVIEW RESULTS SUMMARY (281 Mortgage Loans from the Credit, Compliance & Valuation Review)
Under the DBRS and Fitch applicable grading criteria, 180 mortgage loans (64.06%) received a rating agency credit grade of “C” and “D” and 101 mortgage loans (35.94%) received a credit grade of “B”.

DBRS and Fitch Loan Grades
Credit Grade	Loan Count	% of Loans
A	0	0.00%
B	101	35.94%
C	155	55.16%
D	25	8.90%
Total	281	100.00%

COMPLIANCE REVIEW RESULTS SUMMARY (1,039 Mortgage Loans from the “Credit, Compliance and Valuation Review”, “Compliance and TRID Review” and the “Compliance Review”)
For the full 1,039 population that received a compliance review, under the DBRS applicable grading criteria, 354 mortgage loans (34.07%) received a rating agency compliance grade of “C” or “D” and 544 mortgage loans (52.36%) received a compliance grade of "B”. The remaining 141 (13.57%) received a compliance grade of “A” with no material exceptions noted. For the full 1,039 population that received a compliance review, under the Fitch applicable grading criteria, 364 mortgage loans (35.03%) received a rating agency compliance grade of “C” or “D” and 534 mortgage loans (51.40%) received a compliance grade of “B”. The remaining 141 loans (13.57%) received a compliance grade of “A” with no material exceptions noted.

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DBRS Loan Grades
Compliance Grade	Loan Count	% of Loans
A	141	13.57%
B	544	52.36%
C	266	25.60%
D	88	8.47%
Total	1,039	100.00%

Fitch Loan Grades
Compliance Grade	Loan Count	% of Loans
A	141	13.57%
B	534	51.40%
C	276	26.56%
D	88	8.47%
Total	1,039	100.00%

COMPLIANCE REVIEW EXCEPTION SUMMARY (1, 039 Mortgage Loans from the “Credit, Compliance and Valuation Review”, “Compliance and TRID Review” and the “Compliance Review”)
The summaries below detail the exceptions from the compliance portion of the reviews that would have resulted in a “B”, “C” or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2 and EV3 may not result in a corresponding “B”, “C” or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	91
		Incomplete File	12
		Missing, Incorrect, or Incomplete Note	12
		Missing, Incorrect, or Incomplete Final TIL	4
		Total Compliance Grade (D) Exceptions:	119
	C	ATR/QM Defect	510
		Federal Defect	147
		State Defect	101
		TILA	63
		Missing Application Date	36
		TRID Defect	35
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	27
		State HPML	18
		Missing Required Data (other than HUD-1 or Note)	7
		FHA MIP	6
		Missing, Incorrect, or Incomplete HUD-1	3
		Compliance	1
		Total Compliance Grade (C) Exceptions:	954
	B	TRID Defect	658
		RESPA	597
		TILA	453
		Missing Non-Required Data	449
		Missing Application Date	354
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	239
		ECOA	179
		Missing Required Data	147
		Missing, Incorrect, or Incomplete GFE	138
		LTV Test	114
		Misc. State Level	96
		TRID	87
		Safe Act	78
		Federal HPML	73
		Missing, Incorrect, or Incomplete Final TIL	66
		FACTA	64
		TIL-MDIA	57
		State HPML	52
		State Defect	41
		Compliance	33
		Missing Required Data (other than HUD-1 or Note)	27
		FHA	15
		Loan Package Documentation	13
		State Late Charge	12
		Missing, Incorrect, or Incomplete Final or Initial 1003	10
		Final TIL Estimated	8
		GSE	8
		ATR/QM Defect	7
		Missing Disclosure	4
		Other TILA Violations	4
		ATR/QM	1
		Cross Collateralized	1
		Flood	1
		Missing, Incorrect, or Incomplete Initial TIL	1
		Total Compliance Grade (B) Exceptions:	4,087
Total Compliance Exceptions:			5,160
Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	91
		Incomplete File	12
		Missing, Incorrect, or Incomplete Note	12
		Missing, Incorrect, or Incomplete Final TIL	4
		Total Compliance Grade (D) Exceptions:	119
	C	ATR/QM Defect	383
		Federal Defect	147
		State Defect	101
		TILA	63
		Missing Application Date	36
		TRID Defect	35
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	27
		State HPML	18
		Missing Required Data (other than HUD-1 or Note)	7
		FHA MIP	6
		Missing, Incorrect, or Incomplete HUD-1	3
		Compliance	1
		Total Compliance Grade (C) Exceptions:	827
	B	TRID Defect	658
		RESPA	597
		TILA	453
		Missing Non-Required Data	449
		Missing Application Date	354
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	239
		ECOA	179
		Missing Required Data	147
		Missing, Incorrect, or Incomplete GFE	138
		ATR/QM Defect	134
		LTV Test	114
		Misc. State Level	96
		TRID	87
		Safe Act	78
		Federal HPML	73
		Missing, Incorrect, or Incomplete Final TIL	66
		FACTA	64
		TIL-MDIA	57
		State HPML	52
		State Defect	41
		Compliance	33
		Missing Required Data (other than HUD-1 or Note)	27
		FHA	15
		Loan Package Documentation	13
		State Late Charge	12
		Missing, Incorrect, or Incomplete Final or Initial 1003	10
		Final TIL Estimated	8
		GSE	8
		Missing Disclosure	4
		Other TILA Violations	4
		ATR/QM	1
		Cross Collateralized	1
		Flood	1
		Missing, Incorrect, or Incomplete Initial TIL	1
		Total Compliance Grade (B) Exceptions:	4,214
Total Compliance Exceptions:			5,160

LEASES REVIEW SUMMARY (1 Mortgage Loan from the “Leases Review”)
One mortgage loan in the securitization population was originated as a Lease and required a full credit review.  Under the DBRS and Fitch applicable grading criteria, the one mortgage loan received a credit grade of “D”.

DBRS and Fitch Loan Grades
Credit Grade	Loan Count	% of Loans
A	0	0.00%
B	0	0.00%
C	0	0.00%
D	1	100.00%
Total	1	100.00%

PROPERTY VALUATION REVIEW RESULTS SUMMARY (282 Mortgage Loans from the “Credit, Compliance and Valuation Review” and “Leases Review”)
For the full 282 population that received a property valuation review under the DBRS applicable grading criteria, 63 mortgage loans (22.34%) received a property grade of “C” or “D” and the remaining 219 mortgage loans (77.66%) received a property grade of “A” with no material exceptions noted. For the full 282 population that received a property valuation review under the Fitch applicable grading criteria, 41 mortgage loans (14.54%) received a rating agency property grade of “C” or “D” and 11 mortgage loans (3.90%) received a property grade of “B”. The remaining 230 mortgage loans (81.56%) received a compliance grade of “A” with no material exceptions noted.

DBRS Loan Grades
Compliance Grade	Loan Count	% of Loans
A	219	77.66%
B	0	0.00%
C	11	3.90%
D	52	18.44%
Total	282	100.00%

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Fitch Loan Grades
Compliance Grade	Loan Count	% of Loans
A	230	81.56%
B	11	3.90%
C	12	4.26%
D	29	20.28%
Total	282	100.00%

PAYMENT HISTORY REVIEW SUMMARY (1,040 Mortgage Loans)
A Payment History Review was completed on 1,040 mortgage loans. Of the 1,040 mortgage loans subjected to the Payment History Review, 1,038 (99.81%) mortgage loans had complete pay history strings and 2 (0.19%) mortgage loans had at least one month of data missing within the review period. Of the mortgage loans reviewed, 721 (69.33%) mortgage loans did not show a delinquency within the look back period. The remaining 319 (30.67%) mortgage loans showed at least one delinquency within the look back periods. All 1,040 mortgage loans (100%) were reviewed with a cut-off date of June 30, 2024, and a 24 month look back period.

Category	Loan Count	% of Loans
No Delinquency, No Missing Data	719	69.13%
Delinquency, No Missing Data	319	30.67%
No Delinquency, At Least One Month Missing	2	0.19%
Delinquency, At Least One Month Missing	0	0.00%
Total	1040	100.00%

Lookback Period	Loan Count	% of Loans
Twenty-Four (24) Months	1040	100.00%
Total	1040	100.00%

DATA INTEGRITY REVIEW SUMMARY (1,040 Mortgage Loans)
The Data Integrity Review was completed to compare information collected by AMC during the course of the compliance review against the securitization tape provided by the Client. In total, AMC identified 33 fields that were compared across various loans in the population. Some of the comparison fields are conditional based on loan characteristics and availability of source documentation during the compliance review.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	127	1,040	12.21%	1,040
Amortization Type	50	1,040	4.81%	1,040
Appraised Value	296	1,035	28.60%	1,040
Borrower Qualifying FICO	51	281	18.15%	1,040
City	7	1,040	0.67%	1,040
Creditor Application Date	174	1,034	16.83%	1,040
Doc Type	206	642	32.09%	1,040
First Payment Date	9	1,040	0.87%	1,040
Interest Only	0	1,040	0.00%	1,040
Interest Only Period	2	10	20.00%	1,040
Interest Rate Change Frequency	40	74	54.05%	1,040
Interest Rate Initial Cap	49	73	67.12%	1,040
Interest Rate Life Floor	57	60	95.00%	1,040
Interest Rate Life Max	51	74	68.92%	1,040
Interest Rate Periodic Cap	46	74	62.16%	1,040
Investor: Qualifying Total Debt Ratio	20	812	2.46%	1,040
Margin	42	74	56.76%	1,040
Maturity Date	8	1,040	0.77%	1,040
Note Date	9	1,040	0.87%	1,040
Occupancy	65	1,040	6.25%	1,040
Original CLTV	5	926	0.54%	1,040
Original Interest Rate	16	1,040	1.54%	1,040
Original Loan Amount	9	1,040	0.87%	1,040
Original LTV	290	1,038	27.94%	1,040
Original P&I	44	1,040	4.23%	1,040
Payment Change Frequency	14	16	87.50%	1,040
PMI Company	139	245	56.73%	1,040
PMI Coverage %	232	361	64.27%	1,040
Property Type	215	1,040	20.67%	1,040
Purpose	50	1,040	4.81%	1,040
State	7	1,040	0.67%	1,040
Street	57	1,040	5.48%	1,040
Zip	7	1,040	0.67%	1,040
Total	2,394	23,469	10.20%	1,040

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